UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2011

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-08895 (Commission File Number)	33-0091377 (I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California (Address of Principal Executive Offices)	90806 (Zip Code)

Registrant’s telephone number including area code: (562) 733-5100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On August 18, 2011, HCP, Inc. (the “Company”), a Maryland corporation, filed a prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “Prospectus Supplement”) relating to 314,838 shares of the Company’s common stock that may be sold from time to time by the selling stockholders named therein.  The Company will not receive any proceeds from the sale of its common stock by such selling stockholders.  In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Ballard Spahr LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

No.	Description

5.1	Opinion of Ballard Spahr LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen,
Executive Vice President – Chief Financial Officer

Dated: August 18, 2011

Exhibit Index

No.	Description

5.1	Opinion of Ballard Spahr LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1 hereto)